UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/29/2015

Discovery Communications, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Discovery Place
Silver Spring, Maryland 20910
(Address of principal executive offices, including zip code)

240-662-2000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 29, 2015, Discovery Communications, Inc. (“Discovery”), together with the International Olympic Committee issued a press release announcing that Discovery, the parent company of Eurosport, had been awarded the broadcast rights in Europe for the Olympic Games in the 2018 - 2024 period.
Discovery also issued an Investor Advisory on June 29, 2015, announcing an investor call to take place Discovery Communications will host a conference call today at 10:00 a.m. ET to discuss the transaction. To listen to the call, visit http://discoverycommunications.com or dial (800) 901-5213 inside the U.S. and (617) 786-2962 outside of the U.S., using the following passcode: DISCA.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Joint Press Release issued by the Company on June 29, 2015

99.2	Investor Advisory issued by the Company on June 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Communications, Inc.

Date: June 29, 2015	By:	/s/ Bruce Campbell
Bruce Campbell
Chief Development & Digital Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release issued by the Company on June 29, 2015

99.2	Investor Advisory issued by the Company on June 29, 2015